SHARE EXCHANGE AGREEMENT

     THIS SHARE EXCHANGE AGREEMENT, dated as of March 25, 2002 (the "Agreement"), among Pawnbrokers Exchange Inc. ("PEI"), a Utah corporation ("PEI"), and Michael Vardakis (the "PEI Shareholder") on the one hand, and Export Erez USA, Inc., a Delaware corporation (the "Company") and the stockholders of the Company set forth on the signature pages to this Agreement (the "Sellers") on the other hand. PEI, the PEI Shareholder, the Sellers and the Company are collectively referred to herein as the "Parties." PEI and the PEI Shareholder are sometimes referred to herein collectively as the "PEI Parties."

                                    RECITALS:

     WHEREAS, the Sellers own 100% of the shares of the capital stock of the Company, in the denominations as set forth opposite their respective names on
Schedule I to this Agreement which shares constitute all of the issued and outstanding shares of capital stock of the Company (the "Company Shares").

     WHEREAS, PEI desires to acquire from the Sellers, and the Sellers desire to sell to PEI, all of the Company Shares in exchange (the "Exchange") for the issuance by PEI of an aggregate of 21,000,000 shares (the "PEI Shares") of PEI's common stock, no par value per share (the "PEI Common Stock") to be issued to the Sellers and their designees, on the terms and conditions set forth below, which, after giving effect to (a) the Exchange, (b) the payment of a dividend of eight (8) shares of common stock for each share of common stock issued and outstanding prior to the Closing (the "Dividend"), and (c) the cancellation of 1,649,000 shares (the "Cancellation") will represent 84% of the issued and outstanding shares of the capital stock of PEI on a fully diluted basis.

     WHEREAS, the PEI Shareholder is the principal shareholder of PEI and will benefit from the transactions contemplated herein;

     WHEREAS, in exchange for providing the indemnification set forth in Section
9.2 hereof, after the Closing, PEI will transfer to the PEI Shareholder all of the shares of Pawnbrokers Exchange No. One, Inc., a Utah corporation and wholly owned subsidiary of PEI (the "PEI Subsidiary").

     WHEREAS, it is intended that, for federal income tax purposes, the Exchange shall qualify as a reorganization under the provisions of Section 351 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code");

     WHEREAS, the Company, the Sellers and the PEI Parties desire to make certain representations, warranties, covenants and agreements in connection with this Agreement; and

     WHEREAS, PEI currently has 2,149,000 shares of Common Stock issued and outstanding. After giving effect to the Exchange, the Dividend and the Cancellation, PEI shall have 25,000,000 shares of Common Stock outstanding.

     NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 Certain Definitions.
         -------------------
     The following terms shall, when used in this Agreement, have the following meanings:

     "Affiliate" means, with respect to any Person: (i) any Person directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of such other Person (other than passive or institutional investors); (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by, or under common control with such other Person; and
(iv) any officer, director or partner of such other Person. "Control" for the foregoing purposes shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

     "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in Los Angeles, Delaware, are required or authorized to be closed.

     "Code" means the United States Internal Revenue Code of 1986, as amended.

     "Collateral   Documents"  mean  the  Exhibits,   Schedules  and  any  other
documents, instruments and certificates to be executed and delivered by the Parties hereunder or thereunder.

     "Commission" means the Securities and Exchange Commission or any Regulatory Authority that succeeds to its functions.

     "Company Assets" mean all properties, assets, privileges, powers, rights, interests and claims of every type and description that are owned, leased, held, used or useful in the Company Business and in which the Company has any right, title or interest or in which the Company acquires any right, title or interest on or before the Closing Date, wherever located, whether known or unknown, and whether or not now or on the Closing Date on the books and records of the Company, but excluding any of the foregoing, if any, transferred prior to the Closing pursuant to this Agreement or any Collateral Documents.

     "Company Business" means production and marketing of textile products designed to provide personal protection, such as bulletproof vests, and associated heavy fabric products, such as tents and other camping equipment.

     "Company Common Stock" means the common shares of the Company.

     "Company Shareholders" means, as of any particular date, the holders of Company Common Stock on that date.

     "Encumbrance" means any material mortgage, pledge, lien, encumbrance, charge, security interest, security agreement, conditional sale or other title retention agreement, limitation, option, assessment, restrictive agreement, restriction, adverse interest, restriction on transfer or exception to or material defect in title or other ownership interest (including restrictive covenants, leases and licenses).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "PEI Assets" mean all properties, assets, privileges, powers, rights, interests and claims of every type and description that are owned, leased, held, used or useful in the PEI Business and in which PEI or any of its Subsidiaries has any right, title or interest or in which PEI or any of its Subsidiaries acquires any right, title or interest on or before the Closing Date, wherever located, whether known or unknown, and whether or not now or on the Closing Date on the books and records of PEI or any of its Subsidiaries.

     "PEI Business" means the business conducted by PEI and its Subsidiaries.

     "PEI Common Stock" means the common shares of PEI, no par value.

     "PEI Securities Filings" means PEI's annual report on Form 10-KSB for the year ended December 31, 2000, its quarterly reports on Form 10-QSB, and all other reports filed and to be filed with the Commission prior to the Effective Time.

     "Legal Requirement" means any statute, ordinance, law, rule, regulation, code, injunction, judgment, order, decree, ruling, or other requirement enacted, adopted or applied by any Regulatory Authority, including judicial decisions applying common law or interpreting any other Legal Requirement.

     "Losses" shall mean all damages, awards, judgments, assessments, fines, sanctions, penalties, charges, costs, expenses, payments, diminutions in value and other losses, however suffered or characterized, all interest thereon, all costs and expenses of investigating any claim, lawsuit or arbitration and any appeal therefrom, all actual attorneys', accountants' investment bankers' and expert witness' fees incurred in connection therewith, whether or not such claim, lawsuit or arbitration is ultimately defeated and, subject to Section 9.4, all amounts paid incident to any compromise or settlement of any such claim, lawsuit or arbitration.

     "Liability" means any liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "Material Adverse Effect" means a material adverse effect on (i) the assets, Liabilities, properties or business of the Parties, (ii) the validity, binding effect or enforceability of this Agreement or the Collateral Documents or (iii) the ability of any Party to perform its obligations under this Agreement and the Collateral Documents; provided, however, that none of the following shall constitute a Material Adverse Effect on the Company: (i) the filing, initiation and subsequent prosecution, by or on behalf of shareholders of any Party, of litigation that challenges or otherwise seeks damages with respect to the Exchange, this Agreement and/or transactions contemplated thereby or hereby, (ii) occurrences due to a disruption of a Party's business as a result of the announcement of the execution of this Agreement or changes caused by the taking of action required by this Agreement, (iii) general economic conditions, or (iv) any changes generally affecting the industries in which a Party operates.

     "Exchange Shares" means the shares of PEI Common Stock deliverable by PEI in exchange for Company Common Stock pursuant to Section 2.1.

     "Person"  means  any  natural  person,  corporation,   partnership,  trust,
unincorporated organization, association, limited liability company, Regulatory Authority or other entity.

     "Regulatory Authority" means: (i) the United States of America; (ii) any state, commonwealth, territory or possession of the United States of America and any political subdivision thereof (including counties, municipalities and the like); (iii) any foreign (as to the United States of America) sovereign entity and any political subdivision thereof; or (iv) any agency, authority or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission or board.

     "Representative" means any director,  officer, employee, agent, consultant,
advisor  or  other   representative  of  a  Person,   including  legal  counsel,
accountants and financial advisors.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Subsidiary" of a specified Person means (a) any Person if securities having ordinary voting power (at the time in question and without regard to the happening of any contingency) to elect a majority of the directors, trustees, managers or other governing body of such Person are held or controlled by the specified Person or a Subsidiary of the specified Person; (b) any Person in which the specified Person and its subsidiaries collectively hold a 50% or greater equity interest; (c) any partnership or similar organization in which the specified Person or subsidiary of the specified Person is a general partner; or (d) any Person the management of which is directly or indirectly controlled by the specified Person and its Subsidiaries through the exercise of voting power, by contract or otherwise.

     "Tax" means any U.S. or non U.S. federal, state, provincial, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, intangible property, recording, occupancy, sales, use, transfer, registration, value added minimum, estimated or other tax of any kind whatsoever, including any interest, additions to tax, penalties, fees, deficiencies, assessments, additions or other charges of any nature with respect thereto, whether disputed or not.

     1.2 Other Definitions.
         -----------------
     The following terms shall, when used in this Agreement, have the meanings assigned to such terms in the Sections indicated.

Term

Schedule
"Agreement"...........................................................Preamble
"Closing".............................................................     2.1
"Closing Date"........................................................     2.1
"Company Certificates"................................................  2.7(a)
"Company Financial Statements"........................................     3.8
"Company Intellectual Property Rights"................................     3.6
"Company Shares"......................................................Recitals
"Exchange"............................................................Recitals
"PEI Parties".........................................................Preamble
"Material Company Contract"...........................................     3.4
"Material PEI Contract"...............................................     4.4
"Options".............................................................  3.2(b)
"Parties".............................................................Preamble
"PEI Common Stock"....................................................Recitals
"Preferred Stock"..................................................... 3.2(a)
"Sellers".............................................................Recitals

                                   ARTICLE II
                              EXCHANGE OF SHARES

     2.1  Exchange  of  Shares.
          --------------------
     Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

          (a) PEI shall issue and deliver to each of the Sellers and their designees the number of authorized but unissued shares of PEI Common Stock set forth opposite such Seller's and designee's names set forth on Schedule I hereto, and (b) each Seller agrees to deliver to the Company, the number of issued shares of the Company set forth opposite such Seller's name on Schedule I hereto along with an appropriately executed stock power endorsed in favor of the Company.

     2.2 Restrictive  Legend.
         -------------------
     All certificates representing the Exchange Shares shall contain the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE, INCLUDING CERTAIN VOTING AND TRANSFER RIGHTS WITH RESPECT THERETO, ARE SUBJECT TO THE TERMS OF THE SHARE EXCHANGE AGREEMENT, BY AND BETWEEN PAWNBROKERS EXCHANGE INC., MICHAEL VARDAKIS, EXPORT EREZ USA, INC., AND THE STOCKHOLDERS OF EXPORT EREZ USA, INC., A COPY OF WHICH IS ON FILE IN THE PRINCIPAL OFFICE OF THE ISSUER."

     2.3 Closing.
         -------
     The closing of the transactions contemplated by this Agreement and the Collateral Documents ("Closing") shall take place at the offices of Loeb & Loeb LLP, 10100 Santa Monica Boulevard, Suite 2200, Los Angeles, California 90067, or at such other location as the parties may agree, at 11:00 a.m., Pacific Time, it being understood and agreed that the Closing shall be deemed to occur simultaneously with the execution of this Agreement. The date on which the Closing actually occurs is referred to herein as the "Closing Date."

                                  ARTICLE III
          REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLERS
          -------------------------------------------------------------

     The Company and each of the Sellers (as to Sections 3.1-3.13, to the best knowledge of such Seller) represent and warrant to PEI that the statements contained in this ARTICLE III are correct and complete as of the date of this Agreement and, except as provided in Section 7.1, will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ARTICLE III, except in the case of representations and warranties stated to be made as of the date of this Agreement or as of another date and except for changes contemplated or permitted by this Agreement).

     3.1 Organization and Qualification.
         ------------------------------
     The Company and each of its Subsidiaries, collectively referred to herein as the Company, is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization. The Company has all requisite power and authority to own, lease and use its assets as they are currently owned, leased and used and to conduct its business as it is currently conducted. The Company is duly qualified or licensed to do business in and is in good standing in each jurisdiction in which the character of the properties owned, leased or used by it or the nature of the activities conducted by it make such qualification necessary, except any such jurisdiction where the failure to be so qualified or licensed would not have a Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company to perform its obligations under this Agreement or any of the Collateral Documents.

     3.2 Capitalization.
         --------------
     (a) As of the date hereof, the authorized, issued and outstanding capital stock and other ownership interests of the Company consists of 100,000,000 shares of common stock, $.0001 par value of which 13,157,900 shares are outstanding and 20,000,000 shares of Preferred Stock, $.0001 par value per share (the "Preferred Stock"), of which none are outstanding. All of the outstanding Company Common Stock and Preferred Stock have been duly authorized and are validly issued, fully paid and nonassessable.

     (b) Schedule 3.2(b)(i) lists all outstanding or authorized options, warrants, purchase rights, preemptive rights or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock or other ownership interests (collectively "Options").

     (c) All of the issued and outstanding capital stock of Company has been duly authorized and are validly issued and outstanding, fully paid and nonassessable and have been issued in compliance with applicable securities laws and other applicable Legal Requirements or transfer restrictions under applicable securities laws.

     3.3 Authority and Validity.
         ----------------------
     The Company and each of the Sellers have all requisite power to execute and deliver, to perform such Party's obligations under, and to consummate the transactions contemplated by, this Agreement (subject to receipt of any consents, approvals, authorizations or other matters). The execution and delivery by the Company and each of the Sellers of, the performance by the Company and each of the Sellers of such Party's obligations under, and the consummation by the Company and each of the Sellers of the transactions contemplated by, this Agreement have been duly authorized by all requisite action of the Company and each of the Sellers. This Agreement has been duly executed and delivered by the Company and each of the Sellers and (assuming due execution and delivery by the PEI Parties) is the legal, valid, and binding obligation of the Company and each of the Sellers, enforceable against such Party in accordance with its terms. Upon the execution and delivery of the Collateral Documents by each Person (other than the PEI Parties) that is required by this Agreement to execute, or that does execute, this Agreement or any of the Collateral Documents, and assuming due execution and delivery thereof by the PEI Parties, the Collateral Documents will be the legal, valid and binding obligations of the Company and each of the Sellers, enforceable against such Party in accordance with their respective terms.

     3.4 No Breach or Violation.
         ----------------------
     Subject to obtaining the consents, approvals, authorizations, and orders of and making the registrations or filings with or giving notices to Regulatory Authorities and Persons identified herein, the execution, delivery and performance by the Company and each of the Sellers of this Agreement and the Collateral Documents to which such Party is a party, and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof, do not and will not conflict with, constitute a violation or breach of, constitute a default or give rise to any right of termination or acceleration of any right or obligation of the Company or any of the Sellers under, or result in the creation or imposition of any Encumbrance upon the Company, the Company Assets, the Company Business or the Company Common Stock.

     3.5 Consents and Approvals.
         ----------------------
     No consent, approval, authorization or order of, registration or filing with, or notice to, any Regulatory Authority or any other Person is necessary to be obtained, made or given by the Company or any Seller in connection with the execution, delivery and performance by the Company or any Seller of this Agreement or any Collateral Document or for the consummation by the Company of the transactions contemplated hereby or thereby, except to the extent the failure to obtain any such consent, approval, authorization or order or to make any such registration or filing would not have a Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company to perform its obligations under this Agreement or any of the Collateral Documents.

     3.6 Intellectual Property.
         ----------------------
     To the knowledge of the Company, the Company has good title to or the right to use all material company intellectual property rights and all material inventions, processes, designs, formulae, trade secrets and know-how necessary for the operation of the Company Business without the payment of any royalty or similar payment.

     3.7 Compliance with Legal Requirements.
         ----------------------------------
     The Company has operated the Company Business in compliance with all Legal Requirements applicable to the Company except to the extent the failure to operate in compliance with all material Legal Requirements would not have a

Material Adverse Effect on the Company or Material Adverse Effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

     3.8 Financial  Statements.
         ---------------------
     The Company's financial statements (including the notes thereto) ("Company Financial Statements") have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto) and present fairly in all material respects the financial condition of the Company and its results of operations as of the dates and for the periods indicated (except as may be indicated in the notes thereto), subject in the case of the interim unaudited financial statements only to normal year-end adjustments (none of which will be material in amount) and the omission of footnotes.

     3.9 Ordinary Course.
         ---------------
     The Company conducted its business, marketed its real property and equipment and kept its books of accounts, records and files, substantially in the same manner as previously conducted.

     3.10 Litigation.
          ----------
     Except as set forth on Schedule 3.10, as of the date of this Agreement (i) there are no outstanding judgments or orders against or otherwise affecting or related to the Company, the Company Business or the Company Assets; (ii) there is no action, suit, complaint, proceeding or investigation, judicial, administrative or otherwise, that is pending or, to the Company's knowledge, threatened that, if adversely determined, would have a Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

     3.11 Taxes.
          -----
     The Company has duly and timely filed in proper form all Tax Returns for all Taxes required to be filed with the appropriate Regulatory Authority, except where such failure would not have a Material Adverse Effect on the Company.

     3.12  Books and  Records.
           ------------------
     The books and records of the Company accurately and fairly represent the Company Business and its results of operations in all material respects. All accounts receivable and inventory of the Company Business are reflected properly on such books and records in all material respects.

     3.13 Brokers or Finders.
          ------------------
     No broker or finder has acted directly or indirectly for the Company, the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement, and neither the Company, nor any of its Affiliates has incurred any obligation to pay any brokerage or finder's fee or other commission in connection with the transaction contemplated by this Agreement.

     3.14 Purchase for Investment.
          -----------------------
     (a) Each Seller is acquiring the PEI Shares for investment for such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Seller further represents that such Seller does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

     (b) Each Seller understands that the PEI Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Seller's representations set forth herein. Such Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act.

     3.15 Investment Experience.
          ----------------------
     Each Seller acknowledges that such Seller can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the PEI Shares.

     3.16 Information.
          -----------
     The Sellers have carefully reviewed such information as each Seller deemed necessary to evaluate an investment in the PEI Shares. To the full satisfaction of each Seller, such Seller has been furnished all materials that such Seller has requested relating to the Company and the issuance of the PEI Shares hereunder, and each Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Sellers. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of the Sellers has relied in making the Exchange of the Company Shares for the PEI Shares.

     3.17 Restricted Securities.
          ----------------------
     Each Seller understands that the PEI Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the PEI Shares or any available exemption from registration under the Act, the PEI Shares must be held indefinitely. Each Seller is aware that the PEI Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

     3.18 Disclosure.
          ----------
     No representation or warranty of the Company in this Agreement or in the Collateral Documents and no statement in any certificate furnished or to be furnished by the Company pursuant to this Agreement contained, contains or will contain on the date such agreement or certificate was or is delivered, or on the Closing Date, any untrue statement of a material fact, or omitted, omits or will omit on such date to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF THE PEI PARTIES

     Each of the PEI Parties, jointly and severally, represent and warrant to the Company that the statements contained in this ARTICLE IV are correct and complete as of the date of this Agreement and, except as provided in Section 8.1, will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ARTICLE IV, except in the case of representations and warranties stated to be made as of the date of this Agreement or as of another date and except for changes contemplated or permitted by the Agreement).

     4.1 Organization and Qualification.
         ------------------------------
     PEI is a corporation duly organized, validly existing and in good standing under the laws of Utah and each Subsidiary of PEI is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation. PEI has, and each Subsidiary of PEI has all requisite power and authority to own, lease and use its assets as they are currently owned, leased and used and to conduct its business as it is currently conducted. PEI is, and each of its Subsidiaries is, duly qualified or licensed to do business in and is in good standing in each jurisdiction in which the character of the properties owned, leased or used by it or the nature of the activities conducted by it makes such qualification necessary, except any such jurisdiction where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect on PEI or a Material Adverse Effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company or any of the PEI Parties to perform their obligations under this Agreement or any of the Collateral Documents.

     4.2 Capitalization.
         --------------
     (a) As of the date hereof, PEI's authorized capital stock of 300,000,000 shares of common stock, no par value, of which there are 2,149,000 shares outstanding. The PEI Shares, when issued in accordance with this Agreement, will have been duly authorized, validly issued and outstanding and will be fully paid and nonassessable.

     (b) Schedule 4.2(b) lists all outstanding or authorized options, warrants, purchase rights, preemptive rights or other contracts or commitments that could require PEI or any of its Subsidiaries to issue, sell, or otherwise cause to become outstanding any of its capital stock or other ownership interests.

     (c) All of the issued and outstanding shares of PEI Common Stock, and all outstanding ownership interests of each of PEI's Subsidiaries have been duly authorized and are validly issued and outstanding, fully paid and nonassessable (with respect to Subsidiaries that are corporations) and have been issued in compliance with applicable securities laws and other applicable Legal Requirements.

     4.3 Authority and Validity.
         ----------------------
     Each PEI Party has all requisite power to execute and deliver, to perform such party's obligations under, and to consummate the transactions contemplated by, this Agreement and the Collateral Documents. The execution and delivery by each PEI Party of, the performance by each PEI Party of such party's respective obligations under, and the consummation by the PEI Parties of the transactions contemplated by, this Agreement and the Collateral Documents have been duly authorized by all requisite action of each PEI Party. This Agreement has been duly executed and delivered by each of the PEI Parties and (assuming due execution and delivery by the Company and the Sellers) is the legal, valid and binding obligation of each PEI Party, enforceable against each of them in accordance with its terms. Upon the execution and delivery by each of the PEI Parties of the Collateral Documents to which each of them is a party, and assuming due execution and delivery thereof by the other parties thereto, the Collateral Documents will be the legal, valid and binding obligations of each such Person, as the case may be, enforceable against each of them in accordance with their respective terms.

     4.4 No Breach or Violation.
         -----------------------
     Subject to obtaining the consents, approvals, authorizations, and orders of and making the registrations or filings with or giving notices to Regulatory Authorities and Persons identified herein, the execution, delivery and performance by the PEI Parties of this Agreement and the Collateral Documents to which each is a party and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof, do not and will not conflict with, constitute a violation or breach of, constitute a default or give rise to any right of termination or acceleration of any right or obligation of any PEI Party under, or result in the creation or imposition of any Encumbrance upon the property of PEI.

     4.5 Consents and Approvals.
         ----------------------
     Except for requirements under applicable United States or state securities laws, no consent, approval, authorization or order of, registration or filing with, or notice to, any Regulatory Authority or any other Person is necessary to be obtained, made or given by any PEI Party in connection with the execution, delivery and performance by them of this Agreement or any Collateral Documents or for the consummation by them of the transactions contemplated hereby or thereby, except to the extent the failure to obtain such consent, approval, authorization or order or to make such registration or filings or to give such notice would not have a Material Adverse Effect on PEI or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company or any of the PEI Parties to perform its obligations under this Agreement or any of the Collateral Documents.

     4.6 Compliance with Legal Requirements.
         ----------------------------------
     PEI and its Subsidiaries have operated the PEI Business in compliance with all material Legal Requirements applicable to PEI and its Subsidiaries, except to the extent the failure to operate in compliance with all material Legal Requirements would not have a Material Adverse Effect on PEI or a Material Adverse Effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

     4.7 Litigation.
         ----------
     Except as set forth on Schedule 4.7 or in the PEI Securities Filings filed through the date hereof, (i) there are no outstanding judgments or orders against or otherwise affecting or related to PEI, any of its Subsidiaries, or their business or assets; and (ii) there is no action, suit, complaint, proceeding or investigation, judicial, administrative or otherwise, that is pending or, to the best knowledge of any PEI Party, threatened that, if adversely determined, would have a Material Adverse Effect on PEI or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

     4.8 Ordinary Course.
         ---------------
     Since the date of the balance sheet included in the most recent PEI Securities Filings filed through the date hereof, there has not been any occurrence, event, incident, action, failure to act or transaction involving PEI or any of its Subsidiaries which is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on PEI.

     4.9 Assets and Liabilities.
         ----------------------
     As of the date of this Agreement, neither PEI nor any of its Subsidiaries has any Assets or Liability, except for the (i) the Assets and Liabilities disclosed on Schedule 4.9 and (ii) Liabilities incurred in connection with the consummation of the transaction contemplated by this Agreement.

     4.10 Taxes.
          -----
     PEI has, and each of its Subsidiaries has, duly and timely filed in proper form all Tax Returns for all Taxes required to be filed with the appropriate
Governmental Authority, except where such failure to file would not have a Material Adverse Effect on PEI.

     4.11 Books and Records.
          -----------------
     The books and records of PEI and its Subsidiaries accurately and fairly represent the PEI Business and its results of operations in all material respects. All accounts receivable and inventory of the PEI Business are reflected properly on such books and records in all material respects.

     4.12 Environmental Matters.
          ---------------------
     Neither PEI nor any of the PEI Subsidiaries has violated any Environmental Laws, lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any term or condition of any such permit, license or approval, except in each case as would not, individually or in the aggregate, result in a Material Adverse Effect on PEI.

     4.13 Financial and Other Information.
          -------------------------------
     (a) The historical financial statements (including the notes thereto) contained (or incorporated by reference) in the PEI Securities Filings have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto), and present fairly the financial condition of PEI and its results of operations as of the dates and for the periods indicated, subject in the case of the unaudited financial statements only to normal year-end adjustments (none of which will be material in amount) and the omission of footnotes.

     (b) PEI Securities Filings did not, as of their filing dates, contain (directly or by incorporation by reference) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (or incorporated therein by reference), in light of the circumstances under which they were or will be made, not misleading.

     4.14 Trading.
          -------
     No order suspending the sale or ceasing the trading or quotation of the PEI Common Stock on the Over-The-Counter Bulletin Board has been issued by any court, securities commission or regulatory authority in the United States, and no proceedings for such purpose are pending or, to the knowledge of PEI, after reasonable inquiry, threatened.

     4.15 Brokers or Finders.
          ------------------
     No broker or finder has acted directly or indirectly for PEI, any PEI Party or any of their Affiliates in connection with the transactions contemplated by this Agreement, and neither PEI, any PEI Party nor any of their Affiliates has incurred any obligation to pay any brokerage or finder's fee or other commission in connection with the transaction contemplated by this Agreement.

     4.16 Disclosure.
          ----------
     No representation or warranty of PEI in this Agreement or in the Collateral Documents and no statement in any certificate furnished or to be furnished by PEI pursuant to this Agreement contained, contains or will contain on the date such agreement or certificate was or is delivered, or on the Closing Date, any untrue statement of a material fact, or omitted, omits or will omit on such date to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     4.17 Filings.
          -------
     PEI has made all of the filings required by the Securities Act of 1933, as amended, and the Exchange Act of 1934, as amended, required to be made and no such filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, not misleading.

                                    ARTICLE V
                            COVENANTS OF THE COMPANY
                            ------------------------

     Between the date of this Agreement and the Closing Date:

     5.1 Additional Information.
         ----------------------
     The Company shall provide to PEI and its Representatives such financial, operating and other documents, data and information relating to the Company, the Company Business and the Company Assets and Liabilities of the Company, as PEI or its Representatives may reasonably request.

     5.2 Continuity and Maintenance of Operations.
         ----------------------------------------
     The Company shall, and shall cause each of its Subsidiaries to use its commercially reasonable efforts to promote the financial success of the Company Business and promptly notify PEI of any material adverse change in the condition (financial or otherwise) of the Company Business and use its commercially reasonable efforts to promote, develop and preserve its relationships with its present employees as well as the goodwill of its customers and promptly notify PEI of any material adverse change in such relationships.

     5.3 Consents and Approvals.
         ----------------------
     As soon as practicable after execution of this Agreement, the Company shall use commercially reasonable efforts to obtain any necessary consent, approval, authorization or order of, make any registration or filing with or give any notice to, any Regulatory Authority or Person as is required to be obtained, made or given by the Company to consummate the transactions contemplated by this Agreement and the Collateral Documents.

     5.4 Notification of Certain Matters.
         -------------------------------
     The Company shall promptly notify PEI of any fact, event, circumstance or action known to it that is reasonably likely to cause the Company to be unable to perform any of its covenants contained herein or any condition precedent in
ARTICLE VII not to be satisfied, or that, if known on the date of this Agreement, would have been required to be disclosed to PEI pursuant to this Agreement or the existence or occurrence of which would cause any of the Company's representations or warranties under this Agreement not to be correct and/or complete. The Company shall give prompt written notice to PEI of any adverse development causing a breach of any of the representations and warranties in ARTICLE III as of the date made.

     5.5 Company Schedules.
         -----------------
     The Company shall, from time to time prior to Closing, supplement its Schedules with additional information that, if existing or known to it on the date of delivery to the PEI Parties, would have been required to be included therein.

     5.6 Transfer PEI Shareholder.
         ------------------------
     As soon practicable after the Closing, the Company shall transfer, to the PEI Shareholder, all of the shares of the PEI Subsidiary. ARTICLE VI COVENANTS OF THE PEI PARTIES

      Between the date of this Agreement and the Closing Date,

     6.1 Additional Information.
         ----------------------
     PEI shall provide to the Company and its Representatives such financial, operating and other documents, data and information relating to PEI and its Subsidiaries, the PEI Business and the PEI Assets and the Liabilities of PEI and its Subsidiaries, as the Company or its Representatives may reasonably request.

     6.2 No Solicitations.
         ----------------
     From and after the date of this Agreement until the Closing or termination of this Agreement pursuant to ARTICLE X, PEI will not nor will it authorize or permit any of its officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by it, directly or indirectly, (i) solicit or initiate the making, submission or announcement of any other acquisition proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to any other acquisition proposal, (iii) engage in discussions with any Person with respect to any other acquisition proposal, except as to the existence of these provisions, (iv) approve, endorse or recommend any other acquisition proposal or (v) enter into any letter of intent or similar document or any contract agreement or commitment contemplating or otherwise relating to any other acquisition proposal.

     6.3 Continuity and Maintenance of Operations.
         ----------------------------------------
     PEI shall, and shall cause each of its Subsidiaries to operate the PEI Business in a commercially reasonable manner and promptly notify the Company of any material adverse change in the condition (financial or otherwise) of the PEI Business.

     6.4 Consents and Approvals.
         ----------------------
     As soon as practicable after execution of this Agreement, the PEI Parties shall use their commercially reasonable efforts to obtain any necessary consent, approval, authorization or order of, make any registration or filing with or give notice to, any Regulatory Authority or Person as is required to be obtained, made or given by any of the PEI Parties to consummate the transactions contemplated by this Agreement and the Collateral Documents.

     6.5 Notification of Certain Matters.
         -------------------------------
     PEI shall promptly notify the Company of any fact, event, circumstance or action known to it that is reasonably likely to cause any PEI Party to be unable to perform any of its covenants contained herein or any condition precedent in
ARTICLE VIII not to be satisfied, or that, if known on the date of this Agreement, would have been required to be disclosed to the Company pursuant to this Agreement or the existence or occurrence of which would cause any of the PEI Parties' representations or warranties under this Agreement not to be correct and/or complete. The PEI Parties shall give prompt written notice to the Company of any adverse development causing a breach of any of the representations and warranties in ARTICLE IV.

     6.6 PEI Schedules.
         -------------
     The PEI Parties shall, from time to time prior to Closing, supplement the PEI Schedules with additional information that, if existing or known to it on the date of this Agreement, would have been required to be included therein.

     6.7 Securities Filings.
         ------------------
     PEI will timely file all reports and other documents required to be filed with the Securities and Exchange Commission, which reports and other documents do not and will not contain any misstatement of a material fact, and do not and will not omit any material fact necessary to make the statements therein not misleading.

     6.8 Election to PEI's Board of Directors.
         ------------------------------------
     At the Closing, PEI shall promptly secure the resignation of the present directors in order to cause the nominees of the Company to be appointed to PEI's board of directors subject to fiduciary obligations under applicable law.


                                   ARTICLE VII
             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PEI PARTIES

     All obligations of the PEI Parties under this Agreement shall be subject to the fulfillment at or prior to Closing of each of the following conditions, it being understood that the PEI Parties may, in their sole discretion, to the extent permitted by applicable Legal Requirements, waive any or all of such conditions in whole or in part.

     7.1 Accuracy of Representations.
         ---------------------------
     All representations and warranties of the Company contained in this Agreement, the Collateral Documents and any certificate delivered by any of the Company at or prior to Closing shall be, if specifically qualified by materiality, true in all respects and, if not so qualified, shall be true in all material respects, in each case on and as of the Closing Date with the same effect as if made on and as of the Closing Date, except for representations and warranties expressly stated to be made as of the date of this Agreement or as of another date other than the Closing Date and except for changes contemplated or permitted by this Agreement. The Company shall have delivered to PEI a certificate dated as of the Closing Date to the foregoing effect.

     7.2 Covenants.
         ---------
     The Company shall, in all material respects, have performed and complied with each of the covenants, obligations and agreements contained in this Agreement and the Collateral Documents that are to be performed or complied with by them at or prior to Closing. The Company shall have delivered to a certificate dated the Closing Date to the foregoing effect.

     7.3 Consents and Approvals.
         ----------------------
     All consents, approvals, permits, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Regulatory Authority or Person as provided herein shall have been obtained.

     7.4 Delivery of Documents.
         ---------------------
     The Company shall have delivered, or caused to be delivered, to PEI the following documents:

          (i) Certified copies of the Company's articles of incorporation and by-laws and certified resolutions of the board of directors of the Company authorizing the execution of this Agreement and the Collateral Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.

          (ii) Such other documents and instruments as PEI may reasonably request: (A) to evidence the accuracy of the Company's representations and warranties under this Agreement, the Collateral Documents and any documents, instruments or certificates required to be delivered thereunder; (B) to evidence the performance by the Company of, or the compliance by the Company with, any covenant, obligation, condition and agreement to be performed or complied with by the Company under this Agreement and the Collateral Documents; or (C) to otherwise facilitate the consummation or performance of any of the transactions contemplated by this Agreement and the Collateral Documents.

     7.5 No Material Adverse Change.
         --------------------------
     Since the date hereof, there shall have been no material adverse change in the Company Assets, the Company Business or the financial condition or operations of the Company, taken as a whole.

     7.6 Lock-Up Agreements.
         ------------------
     The Company will have obtained signed Lock-Up Agreements, a form of which is attached hereto as Exhibit A, from the Company's stockholders set forth on
Schedule 7.6.

     7.7 Delivery of Company Shares.
         --------------------------
     The Sellers shall have delivered certificates representing 100% of the Company Shares together with appropriate stock powers therefor.

                                  ARTICLE VIII
       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE SELLERS
       ------------------------------------------------------------------

     All obligations of the Company and the Sellers under this Agreement shall be subject to the fulfillment at or prior to Closing of the following conditions, it being understood that the Company and the Sellers may, in their sole discretion, to the extent permitted by applicable Legal Requirements, waive
any  or  all  of  such   conditions  in  whole  or  in  part.

     8.1 Accuracy of Representations.
         ---------------------------
     All representations and warranties of the PEI Parties contained in this Agreement and the Collateral Documents and any other document, instrument or certificate delivered by any of the PEI Parties at or prior to the Closing shall be, if specifically qualified by materiality, true and correct in all respects and, if not so qualified, shall be true and correct in all material respects, in each case on and as of the Closing Date with the same effect as if made on and as of the Closing Date, except for representations and warranties expressly stated to be made as of the date of this Agreement or as of another date other than the Closing Date and except for changes contemplated or permitted by this Agreement. The PEI Parties shall have delivered to the Company a certificate dated as of the Closing Date to the foregoing effect.

     8.2 Covenants.
         ---------
     The PEI Parties shall, in all material respects, have performed and complied with each obligation, agreement, covenant and condition contained in this Agreement and the Collateral Documents and required by this Agreement and the Collateral Documents to be performed or complied with by the PEI Parties at or prior to Closing. The PEI Parties shall have delivered to the Company a certificate dated the Closing Date to the foregoing effect.

     8.3 Consents and Approvals.
         ----------------------
     All consents; approvals, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Regulatory Authority or Person as provided herein shall have been obtained.

     8.4 Delivery of Documents.
         ---------------------
     The PEI Parties, as applicable, shall have executed and delivered, or caused to be executed and delivered, to the Company the following documents: (i) Certified copies of the articles of incorporation and by-laws of PEI and certified resolutions by the board of directors authorizing the execution of this Agreement and the Collateral Documents and the consummation of the transactions contemplated hereby. (ii) Such other documents and instruments as the Company may reasonably request: (A) to evidence the accuracy of the representations and warranties of the PEI Parties under this Agreement and the Collateral Documents and any documents, instruments or certificates required to be delivered thereunder; (B) to evidence the performance by the PEI Parties of, or the compliance by the PEI Parties with, any covenant, obligation, condition and agreement to be performed or complied with by the PEI Parties under this Agreement and the Collateral Documents; or (C) to otherwise facilitate the consummation or performance of any of the transactions contemplated by this Agreement and the Collateral Documents. (iii) Letters of resignation from PEI's current officers and directors to be effective upon the Closing. (iv) Board resolutions from PEI's current directors appointing only designees of the Company to PEI's board of directors. (v) All other corporate books and records of PEI.

     8.5 No Material Adverse Change.
         --------------------------
     There shall have been no material adverse change in the business, financial condition or operations of PEI and its Subsidiaries taken as a whole.

     8.6 No Assets & Liabilities.
         -----------------------
     Assuming compliance with Section 5.6, PEI and its Subsidiaries shall have no assets or liabilities.

     8.7 Payment of Costs.
         ----------------
     The PEI Shareholder shall have paid all of the costs and expenses of PEI and himself associated with the transactions contemplated herein.

     8.8 Dividend and Cancellation of Shares.
         -----------------------------------
     The Company shall have caused the cancellation of 1,649,0000 shares of PEI Common Stock and then shall have paid the Dividend of eight (8) shares of common stock for each share of common stock issued and outstanding prior to the Closing.

                                   ARTICLE IX
                                 INDEMNIFICATION

     9.1 Indemnification by the Sellers.
         ------------------------------
     Each of the Sellers (pro rata based on each Seller's percentage interest in the Company) shall indemnify, defend and hold harmless (i) PEI, (ii) each of PEI's assigns and successors in interest to the Company Shares, and (iii) each of their respective shareholders, members, partners, directors, officers, managers, employees, agents, attorneys and representatives, from and against any and all Losses which may be incurred or suffered by any such party and which may arise out of or result from any breach of any representation, warranty, covenant or agreement of the Company or the Sellers contained in this Agreement. Notwithstanding the foregoing, (a) no claim under this Section 9.1 may be made unless notice is given pursuant to Section 9.3 within one year from the Closing Date, and (b) as to Sections 3.14-3.17, no Seller shall be responsible for the representations and warranties of any other Seller.

     9.2 Indemnification by the PEI Parties.
         ----------------------------------
     The PEI Parties shall indemnify, defend and hold harmless the Company and each of the Sellers from and against any and all Losses which may be incurred or suffered by any such party hereto and which may arise out of or result from any breach of any representation, warranty, covenant or agreement of the PEI Parties contained in this Agreement made as of the Closing. Notwithstanding the foregoing, no claim under this Section 9.2 may be made unless notice is given pursuant to Section 9.3 within one year from the Closing Date.

     9.3 Notice to Indemnifying Party.
         ----------------------------
     If any party (the "Indemnified Party") receives notice of any claim or other commencement of any action or proceeding with respect to which any other party (or parties) (the "Indemnifying Party") is obligated to provide indemnification pursuant to Sections 9.1 or 9.2, the Indemnified Party shall promptly give the Indemnifying Party written notice thereof, which notice shall specify in reasonable detail, if known, the amount or an estimate of the amount of the liability arising therefrom and the basis of the claim. Such notice shall be a condition precedent to any liability of the Indemnifying Party for indemnification hereunder, but the failure of the Indemnified Party to give prompt notice of a claim shall not adversely affect the Indemnified Party's right to indemnification hereunder unless the defense of that claim is materially prejudiced by such failure. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld or delayed) unless suit shall have been instituted against it and the Indemnifying Party shall not have taken control of such suit after notification thereof as provided in Section 9.4.

     9.4 Defense by Indemnifying Party.
         -----------------------------
     In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a Person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding (i) if it acknowledges to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to all elements of such claim (subject to any limitations on such liability contained in this Agreement) and (ii) if it provides assurances, reasonably satisfactory to the Indemnified Party, that it will be financially able to satisfy such claims in full if the same are decided adversely. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, it may use counsel of its choice to prosecute such defense, subject to the approval of such counsel by the Indemnified Party, which approval shall not be unreasonably withheld or delayed. In this regard, Loeb & Loeb LLP is hereby approved by PEI as counsel to the Company and the Sellers (in such party's capacity as the Indemnifying Party). The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its counsel and at its own expense; provided, however, that if the Indemnified Party, in its sole discretion, determines that there exists a conflict of interest between the Indemnifying Party (or any constituent party thereof) and the Indemnified Party, the Indemnified Party (or any constituent party thereof) shall have the right to engage separate counsel, the reasonable costs and expenses of which shall be paid by the Indemnified Party. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, the Indemnifying Party shall take all steps necessary to pursue the resolution thereof in a prompt and diligent manner. The Indemnifying Party shall be entitled to consent to a settlement of, or the stipulation of any judgment arising from, any such claim or legal proceeding, with the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however, that no such consent shall be required from the Indemnified Party if (i) the Indemnifying Party pays or causes to be paid all Losses arising out of such settlement or judgment concurrently with the effectiveness thereof (as well as all other Losses theretofore incurred by the Indemnified Party which then remain unpaid or unreimbursed), (ii) in the case of a settlement, the settlement is conditioned upon a complete release by the claimant of the Indemnified Party and (iii) such settlement or judgment does not require the Encumbrance of any asset of the Indemnified Party or impose any restriction upon its conduct of business.

                                    ARTICLE X
                                   TERMINATION

     10.1 Termination.
          -----------
     This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Effective Time.

          (a) by mutual written agreement of Parties; or

          (b)  by  either  the   Company  or  PEI  upon   notification   to  the
non-terminating party by the terminating party:

               (i) if the terminating party is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement on the part of the non-terminating party set forth in this Agreement such that the conditions in Sections 7.1, 7.2, 8.1 or 8.2 will not be satisfied;

               (ii) if any court of competent jurisdiction or other competent Governmental or Regulatory Authority shall have issued an order making illegal or otherwise permanently restricting, preventing or otherwise prohibiting the Exchange and such order shall have become final and nonappealable.

     10.2 Effect of Termination.
          ---------------------
     If this Agreement is validly terminated by either the Company or PEI pursuant to Section 10.1, this Agreement will forthwith become null and void and there will be no liability or obligation on the part of the parties hereto, except that nothing contained herein shall relieve any party hereto from liability for willful breach of its representations, warranties, covenants or agreements contained in this Agreement.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.1 Parties Obligated and Benefited.
          -------------------------------
     This Agreement shall be binding upon the Parties and their respective successors by operation of law and shall inure solely to the benefit of the Parties and their respective successors by operation of law, and no other Person shall be entitled to any of the benefits conferred by this Agreement, except that the Company Shareholders shall be third party beneficiaries of this Agreement. Without the prior written consent of the other Party, no Party may assign this Agreement or the Collateral Documents or any of its rights or interests or delegate any of its duties under this Agreement or the Collateral Documents.

     11.2 Publicity.
          ---------
     The initial press release shall be a joint press release and thereafter the Company and PEI each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Exchange and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Regulatory Authorities (including any national securities interdealer quotation service) with respect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules of any national securities interdealer quotation service.

     11.3 Notices.
          -------
     Any notices and other communications required or permitted hereunder shall be in writing and shall be effective upon delivery by hand or upon receipt if sent by certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by telex or facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such respective type and with physical delivery of the communication being made by one or the other means specified in this Section as promptly as practicable thereafter). Notices shall be addressed as follows:

          (a)     If to the PEI Parties, to:

                  Pawnbrokers Exchange Inc.
                  158 South State Street
                  Salt Lake City, Utah 84111

                  With a copy to:

                  Leonard Burningham, Esq.
                  455 East 5th Street South
                  Salt Lake City, Utah 84111
                  Telecopy  No.: 801-355-7126

                  If to the Company and the Sellers to:

                  Industrial Zone Erez
                  P.O. Box 779
                  Ashkelton, Israel 78101
                  Attention:  Yoseph Postbinder
                  Telecopy No.: 011-972-8-6899287

                  With a copy to:

                  Loeb & Loeb LLP
                  10100 Santa Monica Blvd., Suite 2200
                  Los Angeles, California 90067-4164
                  Attention:  David L. Ficksman, Esq.
                  Telecopy No.: 310-202-2192

     Any Party may change the address to which notices are required to be sent by giving notice of such change in the manner provided in this Section.

     11.4 Attorneys' Fees.
          ---------------
     In the event of any action or suit based upon or arising out of any alleged breach by any Party of any representation, warranty, covenant or agreement contained in this Agreement or the Collateral Documents, the prevailing Party shall be entitled to recover reasonable attorneys' fees and other costs of such action or suit from the other Party. Notwithstanding the foregoing, the prevailing Party shall only be entitled to recover reasonable attorneys' fees from the PEI Shareholder in connection with an enforcement of his indemnity obligations set forth in Section 9.2 hereof.

     11.5 Headings.
          --------
     The Article and Section headings of this Agreement are for convenience only and shall not constitute a part of this Agreement or in any way affect the meaning or interpretation thereof.

     11.6 Choice of Law.
          -------------
     This Agreement and the rights of the Parties under it shall be governed by and construed in all respects in accordance with the laws of the State of Delaware, without giving effect to any choice of law provision or rule (whether of the State of Delaware or any other jurisdiction that would cause the application of the laws of any jurisdiction other than the State of Delaware).

     11.7 Rights Cumulative.
          -----------------
     All rights and remedies of each of the Parties under this Agreement shall be cumulative, and the exercise of one or more rights or remedies shall not preclude the exercise of any other right or remedy available under this Agreement or applicable law.

     11.8 Further Actions.
          ---------------
     The Parties shall execute and deliver to each other, from time to time at or after Closing, for no additional consideration and at no additional cost to the requesting party, such further assignments, certificates, instruments, records, or other documents, assurances or things as may be reasonably necessary to give full effect to this Agreement and to allow each party fully to enjoy and exercise the rights accorded and acquired by it under this Agreement.

     11.9 Time of the Essence.
          -------------------
     Time is of the essence under this Agreement. If the last day permitted for the giving of any notice or the performance of any act required or permitted under this Agreement falls on a day which is not a Business Day, the time for the giving of such notice or the performance of such act shall be extended to the next succeeding Business Day.

     11.10 Counterparts.
           ------------
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.11 Entire Agreement.
           ----------------
     This Agreement (including the Exhibits, the Company Schedules, the PEI Schedules and any other documents, instruments and certificates referred to herein, which are incorporated in and constitute a part of this Agreement) contains the entire agreement of the Parties. Without limiting the generality of the foregoing, this Agreement is intended to supercede the Letter of Intent dated February __, 2002.

     11.12 Expenses.
           --------
     Each party will be responsible for payment of its expenses in connection with the transactions contemplated by this Agreement.

     11.13 Survival of Representations and Covenants.
           -----------------------------------------
     Notwithstanding any right of any Party fully to investigate the affairs of the Company or PEI, as the case may be, and notwithstanding any knowledge of facts determined or determinable by any Party pursuant to such investigation or right of investigation, each Party shall have the right to rely fully upon the representations, warranties, covenants and agreements of other Parties contained in this Agreement. Each representation, warranty, covenant and agreement of the Parties contained herein shall survive the execution and delivery of this Agreement and the Closing and shall thereafter terminate and expire on the first anniversary of the Closing Date unless, prior to such date, a Party has delivered to the other Parties a written notice of a claim with respect to such representation, warranty, covenant or agreement.

     11.14 Appointment of Agent for Sellers.
           --------------------------------
     By executing this document, the Sellers, and each of them, hereby appoint Joseph Postbinder their agent to take all action for their benefit and to receive all notices hereunder. Mr. Postbinder's appointment hereunder shall continue until his resignation or inability to act due to disability or death.

     IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the day and year first above written.

                              PAWNBROKERS EXCHANGE, INC., a Utah corporation


                              By:
                                   -------------------------------------
                              Name:
                                   -------------------------------------
                              Title:  President






                              EXPORT EREZ USA, INC., a Delaware corporation


                              By:
                                   -------------------------------------
                              Name: Yoseph Postbinder
                              Title:  President




                              PEI SHAREHOLDER:


                              -------------------------------------------
                              Michael Vardakis

Number of Company Shares                   SELLERS:
------------------------


                                        --------------------------------

                                        --------------------------------

                                        --------------------------------

                                        --------------------------------

                                                                     EXHIBIT A


                              [Form of Lock-Up]


                                          _____________, 2002

Pawnbrokers Exchange Inc.
430 Fourth Street
Ogden, Utah 84404


      Re:   Lock-Up Agreement

Dear Sir or Madam:

      Reference is made to that certain Share Exchange Agreement (the "Agreement"), dated as of March __, 2002, among Pawnbrokers Exchange Inc., a Utah corporation, (the "Company"), Michael Vardakis, Export Erez USA, Inc., a Delaware corporation ("Export") and the stockholders of Export (the
"Stockholders"), pursuant to which the Stockholders will transfer to the Company (the "Exchange") all of the shares of capital stock of Export in exchange for shares of the Common Stock of the Company.

      The Company has determined that the prospect of sales of the Company's common stock, no par value ("Common Stock"), held by the undersigned within one year after the Exchange could be detrimental to the Company. The Company has requested that the undersigned agree not to sell any shares of Common Stock until the expiration of a period ending one year after the date hereof.

      The undersigned recognizes that it is in the best financial interests of the undersigned, as a holder of stock, options, warrants or other securities of the Company, that the Company complete the Exchange.

      The undersigned further recognizes that the undersigned's Common Stock is, or may be, subject to certain restrictions on its transferability, including those imposed by the federal securities laws. Notwithstanding these restrictions, the undersigned has agreed to enter into this letter agreement to further assure the Company's Common Stock, now held by the undersigned, will not enter the public market.

      The undersigned, therefore, hereby acknowledges and agrees that the undersigned will not, directly or indirectly, without the prior written consent of the Company, sell, offer, contract to sell, pledge, grant any option to purchase or otherwise dispose (collectively, a "Disposition") of any shares of Common Stock or any securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Stock held by the undersigned, acquired by the undersigned after the date hereof or which may be deemed to be beneficially owned by the undersigned pursuant to the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Lock-Up Shares"), for a period of one year from the date hereof (the "Lock-Up Period"). The foregoing restriction is expressly agreed to preclude, among other Dispositions, the holder of Lock-Up Shares from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Lock-Up Shares during the Lock-Up Period, even if such Lock-Up Shares would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Lock-Up Shares.

      Notwithstanding the foregoing, the undersigned may transfer any or all of the Lock-Up Shares (i) as a bona fide gift or gifts or (ii) as a distribution to limited partners or shareholders of such person; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Lock-Up Shares subject to the provisions of this letter agreement. The transferor shall notify the Company in writing prior to the transfer and there shall be no further transfer of such Lock-Up Shares except in accordance with this letter agreement. Moreover, notwithstanding any other provision of this letter agreement, the undersigned may exercise any option to purchase shares of Common Stock, provided, however, that any shares so acquired shall constitute Lock-Up Shares for the purposes of this letter agreement.

      The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of any Lock-Up Shares.

      Executed as an instrument under seal this ___ day of ________________, 2002.

                                    Very truly yours,

                                    Securityholder

                                    By:
                                         -------------------------------------
                                         Signature of Securityholder

                                    ------------------------------------------
                                    Name of Co-Securityholder, if applicable
                                    (please print)

                                    By:
                                         -------------------------------------
                                         Signature of Co-Securityholder, if
                                         applicable

                               Schedule 3.2(b)(i)
                              Derivative Securities


     The Company has granted an option to James Cassidy to purchase 125,000 shares. The Company plans to contest this option.

                                  Schedule 3.10
                                   Litigation


     A lawsuit has been brought in Israel by an ex employee for compensation/commissions. The claim is for 2,000,000 New Shekels. The Company is defending the lawsuit.

                               Schedule 4.2(b)



     None.

                                 Schedule 4.7



     None.

                                 Schedule 4.9



[Mr. Burningham, please provide a number from the accountants for the Company of the Assets and Liabilities of PEI as of the date of the Closing, March 25, 2002].

                                 Schedule 7.6
                       Shareholders Subject to Lock-Up


  None.

                           SHARE EXCHANGE AGREEMENT


                                by and between

                Pawnbrokers Exchange, Inc., Michael Vardakis,

     Export Erez USA, Inc. and the stockholders of Export Erez USA, Inc.

                          Dated as of March 25, 2002